UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report - March 2, 2009

(Date of earliest event reported)

INGERSOLL-RAND COMPANY LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-16831	75-2993910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House

2 Church Street

Hamilton HM 11, Bermuda

(Address of principal executive offices, including zip code)

(441) 295-2838

(Registrant’s phone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On March 2, 2009, our Credit Agreement dated as of June 27, 2008 among Ingersoll-Rand Company Limited; Ingersoll-Rand Global Holding Company Limited; J.P. Morgan Chase Bank, N.A., as Administrative Agent, Citibank, N.A., as Syndication Agent, Bank of America, N.A., Deutsche Bank Securities Inc., The Bank of Tokyo Mitsubishi, Ltd., New York Branch, BNP Paribas and William Street LLC, as Documentation Agents, and J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunners; and certain lending institutions from time to time parties thereto (the “June 27 2008 Credit Agreement”), our Credit Agreement dated as of June 5, 2008 among Ingersoll-Rand Company Limited; Ingersoll-Rand Global Holding Company Limited; JPMorgan Chase Bank, N.A., as administrative agent; Credit Suisse Securities (USA) LLC and Goldman Sachs Credit Partners L.P., as syndication agents; J.P. Morgan Securities Inc., Credit Suisse Securities (USA) LLC and Goldman Sachs Credit Partners L.P., as joint lead arrangers and joint bookrunners; and the lending institutions from time to time parties thereto (the “June 5 2008 Credit Agreement”), our Credit Agreement dated as of August 12, 2005, among Ingersoll-Rand Company and Ingersoll-Rand Company Limited, the banks listed therein, and Citicorp USA, Inc., as Syndication Agent, and Bank of America, N.A., Deutsche Bank Securities Inc., The Bank of Tokyo-Mitsubishi, Ltd., New York Branch and UBS Securities LLC, as Documentation Agents, and JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Lead Arrangers and Bookrunners (the “2005 Credit Agreement”) and our Credit Agreement, dated as of June 25, 2004, among Ingersoll-Rand Company and Ingersoll-Rand Company Limited, the banks listed therein, The JPMorgan Chase Bank, as Administrative Agent, Citibank N.A., and Deutsche Bank Securities Inc., as Co-Syndication Agents, and The Bank of Tokyo-Mitsubishi, Ltd, as Documentation Agent, and J.P. Morgan Securities Inc., as Lead Arranger and Bookrunner (the “2004 Credit Agreement”, and together with the 2005 Credit Agreement, the June 5 2008 Credit Agreement and the June 27 2008 Credit Agreement, the “Credit Agreements”), were amended to permit: (1) the formation of new holding companies above Ingersoll-Rand Company Limited, subject to certain conditions; and (2) the Ingersoll Rand entities bound by the provisions of the asset sales covenant under the Credit Agreements to transfer all or substantially all of their assets to the ultimate Ingersoll Rand parent company or to direct or indirect wholly-owned subsidiaries of the ultimate Ingersoll Rand parent company where there is no default or event of default and where the transferee of the assets shall undertake to be bound by the negative pledge and asset sales restrictions under the Credit Agreements (except that in the event of a transaction whereby the Ingersoll Rand entity that is permitted to borrow under the relevant Credit Agreement is the transferor of all or substantially all of its assets, the transferee shall agree to assume all obligations of the transferor under the Credit Agreement and must satisfy certain other conditions). In addition, the Credit

Agreements were amended to provide for the guarantee of all the obligations of the borrowers under each of the Credit Agreements by the ultimate Ingersoll Rand parent company, as well as by any other person that guarantees the Company’s public debt or each of the other Credit Agreements. The amendments also effected a variety of technical changes to various definitions and other provisions of the Credit Agreements.

The foregoing summary of the amendments to the Credit Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the amendments, which are filed as exhibits 99.1 – 99.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.	Other Events.

Ingersoll-Rand Company Limited (the “Company”) issued a press release on March 5, 2009 announcing a reorganization of the Company, including the establishment of the Company’s tax residency in Ireland and, following the satisfaction of certain conditions, a newly formed Irish company, Ingersoll-Rand plc, replacing the Company as the ultimate parent company. A copy of the press release is attached as Exhibit 99.5 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Amendment No. 1 dated as of March 2, 2009 to the Credit Agreement dated as of June 27, 2008 among Ingersoll-Rand Company Limited; Ingersoll-Rand Global Holding Company Limited; J.P. Morgan Chase Bank, N.A., as Administrative Agent, Citibank, N.A., as Syndication Agent, Bank of America, N.A., Deutsche Bank Securities Inc., The Bank of Tokyo Mitsubishi, Ltd., New York Branch, BNP Paribas and William Street LLC, as Documentation Agents, and J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunners; and certain lending institutions from time to time parties thereto

99.2	Amendment No. 1 dated as of March 2, 2009 to the Credit Agreement dated as of June 5, 2008 among Ingersoll-Rand Company Limited; Ingersoll-Rand Global Holding Company Limited; JPMorgan Chase Bank, N.A., as administrative agent;

Credit Suisse Securities (USA) LLC and Goldman Sachs Credit Partners L.P., as syndication agents; J.P. Morgan Securities Inc., Credit Suisse Securities (USA) LLC and Goldman Sachs Credit Partners L.P., as joint lead arrangers and joint bookrunners; and the lending institutions from time to time parties thereto

99.3	Amendment No. 1 dated as of March 2, 2009 to the Credit Agreement dated as of August 12, 2005, among Ingersoll-Rand Company and Ingersoll-Rand Company Limited, the banks listed therein, and Citicorp USA, Inc., as Syndication Agent, and Bank of America, N.A., Deutsche Bank Securities Inc., The Bank of Tokyo-Mitsubishi, Ltd., New York Branch and UBS Securities LLC, as Documentation Agents, and JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Lead Arrangers and Bookrunners

99.4	Amendment No. 1 dated as of March 2, 2009 to the Credit Agreement, dated as of June 25, 2004, among Ingersoll-Rand Company and Ingersoll-Rand Company Limited, the banks listed therein, The JPMorgan Chase Bank, as Administrative Agent, Citibank N.A., and Deutsche Bank Securities Inc., as Co-Syndication Agents, and The Bank of Tokyo-Mitsubishi, Ltd, as Documentation Agent, and J.P. Morgan Securities Inc., as Lead Arranger and Bookrunner

99.5	Press Release, dated March 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND COMPANY LIMITED
(Registrant)

Date: March 5, 2009	/s/ Patricia Nachtigal
Patricia Nachtigal
Senior Vice President and General Counsel

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